UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 10, 2017

Vantage Energy Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-38057	81-5277998
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

5221 N. O’Connor Boulevard, 11th Floor
Irving, TX	75039
(Address of principal executive offices)	(Zip Code)

(972) 432-1440
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 10, 2017, Vantage Energy Acquisition Corp. (the “Company”) entered into an underwriting agreement with Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and Goldman, Sachs & Co. in connection with its initial public offering (“IPO”) of up to 55,200,000 units (the “Units”), including up to 7,200,000 Units that may be issued if the underwriters’ over-allotment option for the IPO is exercised in full. Each Unit has an offering price of $10.00 and consists of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), and one-third of one warrant of the Company (each such whole warrant, a “Warrant”). Each Warrant entitles the holder thereof to purchase one share of Class A Common Stock at a price of $11.50 per share. The closing of the IPO is expected to occur on or about April 17, 2017, subject to the satisfaction of customary closing conditions.

Simultaneously with the closing of the IPO, the Company is expected to complete the private sale of 7,733,333 (or 8,693,333 if the underwriters’ over-allotment option for the IPO is exercised in full) warrants (the “Private Placement Warrants”) at a purchase price of $1.50 per Private Placement Warrant, to the Company’s sponsor, NGP Vantage Energy LLC (the “Sponsor”), which is expected to generate gross proceeds to the Company of approximately $11,600,000 (or approximately $13,040,000 if the over-allotment option is exercised in full). The Private Placement Warrants will be identical to the warrants sold as part of the Units in the IPO, except that the Sponsor has agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The Private Placement Warrants will also not be redeemable by the Company and will be exercisable on a cashless basis so long as they are held by the Sponsor or its permitted transferees.

Of the net proceeds of the IPO and the sale of the Private Placement Warrants, $480,000,000 (or $552,000,000 if the underwriters’ over-allotment option for the IPO is exercised in full), including $16,800,000 (or $19,320,000 if the underwriters’ over-allotment option for the IPO is exercised in full) of deferred underwriting discounts and commissions, will be deposited into a U.S. based trust account at J.P. Morgan Chase Bank, N.A., with Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its franchise and income tax obligations, the proceeds from the IPO and the sale of the Private Placement Warrants will not be released from the trust account until the earliest to occur of (a) the completion of the Company’s initial business combination (including the release of funds to pay any amounts due to any public stockholders who properly exercise their redemption rights in connection therewith), (b) the redemption of any public shares properly submitted in connection with a stockholder vote to approve an amendment to the Company’s amended and restated certificate of incorporation that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if the Company does not complete an initial business combination within 24 months from the closing of the IPO or (c) the redemption of the Company’s public shares if the Company is unable to complete its business combination within 24 months from the closing of the IPO, subject to applicable law.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s registration statement on Form S-1 (File No. 333-216129):

•	A Warrant Agreement, dated April 10, 2017, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

•	A Letter Agreement, dated April 10, 2017, among the Company, its officers and directors and the Sponsor.

•	An Investment Management Trust Agreement, dated April 10, 2017, between the Company and Continental Stock Transfer & Trust Company, as trustee.

•	A Registration Rights Agreement, dated April 10, 2017, among the Company, the Sponsor and certain other security holders named therein.

•	An Administrative Services Agreement, dated April 10, 2017, between the Company and the Sponsor.

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•	A Private Placement Warrants Purchase Agreement, dated April 10, 2017, between the Company and the Sponsor.

•	A Forward Purchase Agreement, dated April 10, 2017, between the Company and the Sponsor.

An executed copy of the Company’s Amended and Restated Certificate of Incorporation is included as an exhibit to this Current Report on Form 8-K.

On April 11, 2017, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
3.1	Amended and Restated Certificate of Incorporation.

4.4	Warrant Agreement, dated April 10, 2017, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated April 10, 2017, among the Company, its officers and directors and the Sponsor.

10.2	Investment Management Trust Agreement, dated April 10, 2017, between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated April 10, 2017, among the Company, the Sponsor and certain other security holders named therein.

10.4	Administrative Services Agreement, dated April 10, 2017, between the Company and the Sponsor.

10.5	Private Placement Warrants Purchase Agreement, dated April 10, 2017, between the Company and the Sponsor.

10.6	Forward Purchase Agreement, dated April 10, 2017, between the Company and the Sponsor.

99.1	Press Release, dated April 11, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vantage Energy Acquisition Corp.

Date: April 14, 2017	By:	/s/ Jeffrey A. Zlotky
	Name:	Jeffrey A. Zlotky
	Title:	Secretary

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EXHIBIT INDEX

Exhibit No.	Description of Exhibits
3.1	Amended and Restated Certificate of Incorporation.

4.4	Warrant Agreement, dated April 10, 2017, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated April 10, 2017, among the Company, its officers and directors and the Sponsor.

10.2	Investment Management Trust Agreement, dated April 10, 2017, between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated April 10, 2017, among the Company, the Sponsor and certain other security holders named therein.

10.4	Administrative Services Agreement, dated April 10, 2017, between the Company and the Sponsor.

10.5	Private Placement Warrants Purchase Agreement, dated April 10, 2017, between the Company and the Sponsor.

10.6	Forward Purchase Agreement, dated April 10, 2017, between the Company and the Sponsor.

99.1	Press Release, dated April 11, 2017.

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